FEBRUARY 28, 2025
SUPPLEMENT TO THE FOLLOWING:
HARTFORD HEALTHCARE HLS FUND SUMMARY PROSPECTUS
DATED APRIL 29, 2024
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 29, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding the Hartford Healthcare HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Samuel G. Bitetti, CFA is added as a portfolio manager for the Hartford Healthcare HLS Fund (the “Fund”). Rebecca D. Sykes, CFA, Wen Shi, PhD, CFA and David M. Khtikian, CFA will remain as portfolio managers for the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the headings “Management” in the above referenced Summary Prospectus and “Hartford Healthcare HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following information is added to the portfolio manager table:
Portfolio Manager	Title	Involved with Fund Since
Samuel G. Bitetti, CFA	Vice President and Global Industry Analyst	May 2024
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Healthcare HLS Fund” in the above referenced Statutory Prospectus, the following information for Samuel G. Bitetti, CFA is added:
Samuel G. Bitetti, CFA, Vice President and Global Industry Analyst of Wellington Management, has served as a portfolio manager for the Fund since February 2025 and has been involved in the securities analysis for the Fund since May 2024. Mr. Bitetti joined Wellington Management as an investment professional in 2024. Prior to joining Wellington Management, Mr. Bitetti was an equity analyst at Adage Capital (2018-2024) and prior to that managed investments for a single-family office (2015-2016) and held various roles at T. Rowe Price (2010-2015).
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7724
February 2025